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                     FORM OF SUBSCRIPTION ESCROW AGREEMENT

     THIS AGREEMENT made effective on January 31, 1998 by and between Sovereign Credit Finance II, Inc., a Texas corporation (the "Company") and Overton Bank and Trust, N.A. ("Agent").

     WHEREAS, the Company is offering for subscription, up to $10,000,000 in principal amount of its 11% Notes due February 15, 2002 (the "Notes") on the terms and conditions set forth in the Prospectus (the "Prospectus") filed with the Securities and Exchange Commission in connection with the Company's Form SB-2 Registration Statement, File No. 333-_________; and

     WHEREAS, the Company appoints the Agent to perform the services of depository and escrow agent pursuant to the terms and conditions of this Agreement with respect to subscriptions to the Company made by prospective purchasers of the Notes (the "Investors");

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Investor checks shall be delivered and made payable to Agent until the earlier of (i) the date that Agent receives Investor checks aggregating at least $500,000 (the "Minimum Subscription"), or (ii) April 30, 1998 (the "Subscription Cut-off Date"). Participating Broker/Dealers shall transmit Investor checks and subscription agreements to the Company by noon of the next business day following receipt by the Broker/Dealer. The Company will then promptly forward to Agent the Investor check together with a statement identifying such Investor by name, address and Federal tax identification number, and Agent shall deposit all subscription checks and other payments for the Notes by Investors which it receives into an escrow account maintained by Agent (the "Escrow Fund").

     2. The Company reserves the right to reject any subscription. The Company shall promptly refund the subscription amount which has been rejected to the Investor unless the subscription amount is on deposit with Agent, in which case Agent, upon written direction of the Company, shall make such refund with interest, if any, as soon as Agent has collected funds on such Investor's check.

     3. Prior to the close of business on the Subscription Cut-Off Date, Agent shall verify with the Company whether or not subscriptions for the Minimum Subscription have been received.

     4. If the Minimum Subscription has been received by Agent prior to the close of business on the Subscription Cut-Off Date, the Company shall advise Agent in writing that the subscription was successful. Agent shall then and thereafter remit collected funds together with any interest earned thereon to the Company at the Company's request and in the Company's sole discretion. Amounts received by Agent in forms other than cash shall be available for transfer to the Company or to the Investor, as the case may be, once Agent has collected funds.

     5. If Agent has not received (i) Investor checks or other payments evidencing the subscription of at least the Minimum Subscription prior to the close of business on the Subscription Cut-Off Date, AND (ii) within a reasonable time after the Subscription Cut-Off Date, written advice from the Company as required by Paragraph 4 above concerning the success of the subscription, all



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subscriptions and amounts paid in respect thereto shall be promptly returned to the Investors together with any interest which has been earned thereon.

     6. Agent shall have no authority or obligation to exercise discretion as to the investment of the Escrow Fund, but will invest and reinvest the Escrow Fund in short term debt obligations issued or guaranteed by, and bearing the full faith and credit as to the repayment of full principal and interest of, the United States of America, or will deposit the Escrow Fund in any time or savings deposit of the Agent, not to exceed $100,000 at any one institution, of any federally insured bank chartered and supervised by the United States of America and holding FDIC (or its successor) insurance. The subscription payments will be invested three business days after presentation of such payments to the Agent.

     7. Agent shall be under no duty or responsibility to enforce collection of any checks delivered to Agent hereunder. Agent shall promptly notify and return to the Company any check or instrument received from the Company or Investor upon which payment is refused, together with the related documents which were delivered to Agent. If any check or instrument delivered to Agent under this Agreement is uncollectible, Agent shall notify the Company and shall deliver the returned check or instrument to the Company.

     8. Agent shall provide all administrative and reporting services contemplated by this Agreement to effect the purpose stated herein.

     9. Agent is not a party to, nor is it bound by, any agreement out of which this Agreement may arise including, but not limited to, the Prospectus. Agent is not charged with notice of the existence of any agreement out of which this Agreement may arise other than the Prospectus.

     10. The Agent may resign, for any reason, upon ten (10) days written notice to the parties to this Agreement. Upon expiration of such ten (10) days notice period (or as soon as practicable with respect to funds that are not collected funds at the expiration of such period), the Agent shall deliver all cash or property in its possession under this Agreement to any successor Agent appointed by the Company, or if no successor Agent has been appointed, to any court of competent jurisdiction in Dallas County, Texas. Upon either such delivery, Agent shall be released from any and all liability under this Agreement.

     11. Agent may act upon any notice, request, certificate, approval, consent or other paper believed by it to be genuine and to be signed by the proper party or parties. Agent shall not be required to take any action (or refrain from taking any action) if, in the reasonable opinion of Agent, such action (or inaction) could expose Agent to a risk of incurring costs, expenses or liabilities against which Agent has not, in its reasonable opinion, received adequate indemnity and security.

     12. The Agent shall be entitled to compensation from the Company for acting hereunder in accordance with the fee schedule attached as EXHIBIT A hereto. Agent fees will be paid by the Company to the Agent in accordance with the attached fee schedule. The Agent shall also be entitled to reimbursement of out-of-pocket expenses incurred in connection with the performance

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of its services as Agent, including reasonable fees and disbursements of legal counsel. The Agent shall be entitled to payment of its fees and reimbursement of its expenses out of the Escrow Fund and the rights of Investors and Company shall be subordinate to the right of Agent to receive such payments hereunder in the event that the funds in the Escrow Fund are insufficient to satisfy such payments to the Agent.

     13. Agent and its affiliates shall not be liable, responsible, or accountable for damages or otherwise to the Company or any Broker/Dealer for any act or omission under the provisions of this Agreement, unless such act or omission constitutes gross negligence, willful misconduct, or fraud on behalf of the Agent.

     14. The Agent, its affiliates, and each of its officers, directors, employees, agents and attorneys (collectively, the "Indemnified Parties") shall be indemnified against and be held harmless by the Company from any and all losses, costs, damages, expenses, claims and attorney's fees suffered or incurred by the Indemnified Parties as a result of, in connection with or arising from, or out of, but not limited to, the acts or omissions of any Indemnified Party in performance of or pursuant to this Agreement, except such acts or omissions as may result from such Indemnified Party's willful misconduct, gross negligence or fraud.

     15. The Agent shall not be responsible for the sufficiency or accuracy, or the form, execution, validity or genuineness, of documents or securities now or hereafter deposited or received hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall it be responsible or liable in any respect on account of the identity, authority or rights of any person executing, depositing or delivering or purporting to execute, deposit or deliver any such document, security or endorsement or this Agreement, or on account of or by reason of forgeries, false representations, or the exercise of its discretion in any particular manner, nor shall the Agent be liable for any mistake of fact or of law or any error of judgment, or for any act or omission, except as a result of its gross negligence or willful malfeasance. The Agent's liability for any grossly negligent performance or non-performance shall not exceed its fees and charges in connection with the services provided hereunder. Under no circumstances shall Agent be liable for any general or consequential damages or damages caused, in whole or in part, by the action or inaction of the Company or any of its agents or employees. Agent shall not be liable for any damage, loss, liability or delay caused by accidents, strikes, fire, flood, war, riot, equipment breakdown, electrical or mechanical failure, acts of God or any cause which is reasonably unavailable or beyond its reasonable control.

     16. In the event of any disagreement involving a party to this Agreement resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or in the event that the Agent is in doubt as to what action it should take hereunder, the Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder so long as such disagreement continues or such doubt exists, and in any such event, the Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of competent jurisdiction or (ii) all differences shall

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have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Agent shall have been notified thereof in writing signed by all such persons. In addition to the foregoing remedies, the Agent is hereby authorized in the event of any doubt as to the course of action it should take under this Agreement, to petition the District Court of Dallas County, Texas, for instructions or to interplead the funds or assets so held into such court. The parties agree to the jurisdiction of said court over their persons as well as all amounts on deposit in the Escrow Fund. In the event of any dispute and/or any litigation concerning the subject matter of the Agreement (including any litigation incident to the resignation of Agent), Agent shall be entitled to retain counsel of its choice and Company shall indemnify, defend and hold harmless Agent of and from any and all costs, loss, damage and exposure associated with such dispute and/or litigation, including all reasonable and necessary attorney's fees of Agent incurred in connection with such dispute and/or litigation. Parties hereto agree that Agent shall be entitled to recover such cost, loss, damages or expense (including attorney fees) directly from the funds on deposit with Agent or interplead with a court (as permitted under this Agreement) without prejudice to Agent's further right of recovery against any party hereto in the event such funds shall be insufficient to fully reimburse Agent. This provision shall survive the resignation of Agent.

     17. Each party to this Agreement shall be deemed conclusively to have given and delivered any notice, request or instruction required to be given or delivered hereunder if the same is in writing, signed by such party and mailed by first class mail, postage prepaid, addressed to the other party hereto, at the address set forth below; provided, however, that the verification required of Agent by Paragraph 3 above, shall be given orally (by telephone or in person) by contacting the officer of the Company executing this Agreement on behalf of the Company at (214) 960-0196, and then confirmed in writing if the Company so requests. Any written notices required by this Agreement shall be addressed as follows:

     If to Agent:        Overton Bank and Trust, N.A.
                         Attention: Trust Division
                         8201 Preston
                         Dallas, Texas  75225

     If to Company:      Sovereign Credit Finance II, Inc.
                         4015 Beltline Road, Building B
                         Dallas, TX  75244
                         Attn:  A. Starke Taylor, III, President

     18. This Agreement expressly and exclusively sets forth the duties of Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against Agent.

     19. Unless and until the Escrow Fund is delivered to the Company under Paragraph 4, it is specifically recognized and agreed that the Company shall not have any right, title or interest in such funds; it being the intention of the parties hereto that the Escrow Fund shall not be subject to claims against the Company or any of its affiliates unless and until the Minimum Subscriptions

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are achieved and delivery of the funds thereof is made, as aforesaid, and the escrow account hereunder is ended.

     20. THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT THE PORTIONS OF THE TEXAS TRUST CODE, SECTION 111.001, ET SEQ. OF THE PROPERTY CODE, V.A.T.S. CONCERNING FIDUCIARY DUTIES AND LIABILITIES OF TRUSTEE SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES EXPRESSLY WAIVE SUCH DUTIES AND LIABILITIES, IT BEING THEIR INTENT TO CREATE SOLELY AN AGENCY RELATIONSHIP AND HOLD AGENT LIABLE ONLY IN THE EVENT OF ITS GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR IN ORDER TO OBTAIN THE LOWER FEE SCHEDULE RATES AS SPECIFICALLY NEGOTIATED WITH AGENT. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF DALLAS COUNTY, TEXAS, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.
This Agreement shall inure to and be binding upon the parties hereto, their successors and assigns. The terms of this Agreement shall commence with the date hereof and shall continue until the offering of the Minimum Subscriptions is achieved or fails to be achieved by the Subscription Cut-Off Date, and the Escrow Fund is disposed of under Paragraphs 4 or 5. All protections and indemnities benefitting Agent (and any other Indemnified Party) are cumulative of any other rights it (or they) may have by law or otherwise, and shall survive the termination of this Agreement or the resignation or removal of the Agent.

     21. Except as otherwise required by law, neither Agent nor any successor Agent shall be required to obtain or post a bond or any other security in connection with the performance of its services hereunder.

     22. No amendment to this Agreement shall be binding unless such amendment is in writing and signed by the Agent or any successor Agent and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by duly authorized representatives as of the date first above written.

COMPANY:

SOVEREIGN CREDIT FINANCE II, INC.

By:
     ------------------------------------
     A. Starke Taylor, III, President


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AGENT:

OVERTON BANK AND TRUST, N.A.

By:
      ---------------------------------
Name:
      ---------------------------------
Title:
      ---------------------------------


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                                    EXHIBIT A

                                  FEE SCHEDULE

ACCEPTANCE FEE. All legal instruments will be reviewed by counsel for the Overton Bank and Trust, N.A. prior to account acceptance. All legal expenses incurred in this review and during the period of escrow will be borne by the parties in interest.

SUBSCRIPTION ESCROW. Receiving deposits from two or more investors or subscribers, providing investor recordkeeping, investment of funds as directed, and disbursement of funds on initial closing; there is a $5,000 minimum per year or for any portion of a year.

Up to $10,000,000 in aggregate deposits .060%
Next $20,000,000 in aggregate deposits  .040%
Next $20,000,000 in aggregate deposits  .010%
Next $20,000,000 in aggregate deposits  .009%
Balance of deposits                     .006%

Minimum annual fee: $5,000 for any portion of the year

IN CASE OF RETURN OF SUBSCRIPTION FUNDS TO INVESTORS:

Allocation of interest, disbursements, 1099
reporting relating to return of
subscription funds                          $7 per participant

NOTE: This fee structure is limited to 500 participants; an additional charge of $1.00 per participant will apply if the aggregate escrow exceeds 500 participants.

TRANSACTION CHARGES. Normal transactions including book entries, cash receipts and disbursements, and wire transfers will be done at no charge. Foreign securities will be assessed transaction fees as incurred.

INSTALLATION CHARGES. Software installation in connection with on-line services will be done for an initial set up fee of $250.00 and will include four hours of user training. Installation and training at Company's offices will be billed based on an hourly rate of $35 per hour.

ON-LINE ACCESS CHARGES. For accounts with on-line access capability, a time usage fee will be assessed at the per minute rate currently in effect.

EXTRAORDINARY SERVICES AND OUT-OF-POCKET EXPENSES. For services which cannot be presently anticipated but which may be necessary or desirable, a reasonable fee will be charged based on nature of the work, time involved, and responsibility involved.